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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

              AMENDMENT NO. 2 TO FORM 8-K FILED ON AUGUST 20, 2004


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) DECEMBER 20, 2004
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                              DATAWATCH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                     000-19960                            02-0405716
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             (Commission File Number)          (IRS Employer Identification No.)


           175 CABOT STREET, SUITE 503                                01854
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              LOWELL, MASSACHUSETTS                                 (Zip Code)
    (Address of Principal Executive Offices)


                                 (978) 441-2200
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              (Registrant's Telephone Number, Including Area Code)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            The following financial statements are filed as part of this report:

            (a)  Financial Statements of Business Acquired

                 (1) The audited balance sheet of Mergence Technologies
                     Corporation as of December 31, 2003 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2003 together with the report thereon of Deloitte and Touche LLP are attached as Exhibit 99.1.

                 (2) The unaudited balance sheet of Mergence Technologies
                     Corporation as of June 30, 2004 and the statements of operations and cash flows for the six months ended June 30, 2004 and 2003 are attached as Exhibit 99.2.

            (b)  Pro Forma Financial Information

                 (1) The unaudited pro forma combined condensed balance sheet of the Company as of June 30, 2004 and unaudited pro forma combined condensed statements of operations for the nine months ended June 30, 2004 and the year ended September 30, 2003 are attached as Exhibit 99.3.

            (c)  Exhibits

                 23.1   Independent Auditors' Consent

                 99.1 The audited balance sheet of Mergence Technologies Corporation as of December 31, 2003 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2003 together with the report thereon of Deloitte and Touche LLP.

                 99.2 The unaudited balance sheet of Mergence Technologies Corporation as of June 30, 2004 and the statements of operations and cash flows for the six months ended June 30, 2004 and 2003.

                 99.3 The unaudited pro forma combined condensed balance sheet of the Company as of June 30, 2004 and the unaudited pro forma combined condensed statements of operations for the nine months ended June 30, 2004 and the year ended September 30, 2003.
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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   DATAWATCH CORPORATION



Date:  December 20, 2004           By:  /s/ Robert W. Hagger
                                        ----------------------------------------
                                   Name:   Robert W. Hagger
                                   Title:  President and Chief Executive Officer



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                                  EXHIBIT INDEX
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23.1    Independent Auditors Consent

99.1 The audited balance sheet of Mergence Technologies Corporation as of December 31, 2003 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2003 together with the report thereon of Deloitte and Touche LLP.

99.2 The unaudited balance sheet of Mergence Technologies Corporation as of June 30, 2004 and the statements of operations and cash flows for the six months ended June 30, 2004 and 2003.

99.3 The unaudited pro forma combined condensed balance sheet of the Company as of June 30, 2004 and the unaudited pro forma combined condensed statements of operations for the nine months ended June 30, 2004 and the year ended September 30, 2003.